SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 30, 1997





                              BECKLEY BANCORP, INC
                              --------------------
             (Exact name of Registrant as specified in its Charter)




       Delaware                     0-23878             55-0733525
----------------------------     --------------       --------------
(State or other jurisdiction     (SEC File No.)       (IRS Employer
     of incorporation)                                Identification
                                                         Number)




200 Main Street, Beckley, West Virginia                 25802-1069
---------------------------------------                 ----------
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:    (304) 252-6201
                                                       --------------




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               CCF HOLDING COMPANY

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
---------------------

         The merger agreement filed under Item 7 of this Form 8-K provides for the acquisition of the registrant by HB Acquisition Company ("HBA"), a wholly owned subsidiary of Horizon Bancorp, Inc. In addition to customary conditions, the merger agreement is subject to conditions that are not required to be satisfied until June 30, 1997 and that are beyond the power of the registrant to effect. These conditions include the execution of a guaranty by Horizon Bancorp, Inc. for the obligation of HBA, the receipt of a fairness opinion by HBA, and results of due diligence by HBA that are deemed satisfactory in the sole discretion of HBA.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits
--------------------------------------------------------------------------------

Exhibit 99 -  Merger Agreement dated May 30, 1997

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BECKLEY BANCORP, INC.



Date: June 4, 1997            By:      /s/Duane K. Sellards
                                       -----------------------------------------
                                       Duane K. Sellards
                                       President and Chief Executive Officer